Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

(Pursuant to Section 906 of the Sarbanes-Oxley Act)

In connection with the Annual Report on Form 10-K of HyOrc Corporation for the year ended December 31, 2025, I, K. Reginald Fubara, certify that:

(1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act; and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30th, 2026

By:	/s/ K. Reginald Fubara
K. Reginald Fubara
Chief Executive Officer